Exhibit 99.2

COMPENSATION COMMITTEE CHARTER

OF

PIEDMONT OFFICE REALTY TRUST, INC.

As Adopted on August 6, 2007

I.	PURPOSE

The Compensation Committee’s purpose and responsibilities are generally to: (i) review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”) of Piedmont Office Realty Trust, Inc. (the “Company”), evaluate the CEO’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board of Directors), determine and approve the CEO’s compensation level and structure based on such evaluation; (ii) review and approve non-CEO executive officer compensation and plans or, if the Committee deems it advisable, to instead make recommendations to the Board of Directors (the “Board”) with respect to such compensation; (iii) review, implement and administer our incentive-compensation and equity-based plans or, if the Committee deems it advisable, to instead make recommendations to the Board with respect to such plans; (iv) to make recommendations to the Board regarding compensation of the Company’s non-employee directors; (v) prepare a Compensation Committee Report on executive officer compensation to be included in the Company’s annual proxy statement and/or annual report on Form 10-K, as may be required by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); and (vi) review and discuss with management the compensation discussion and analysis (“CD&A”) and determine whether to recommend to the Board that the CD&A be included in the Company’s annual proxy statement and/or annual report on Form 10-K, as may be required by applicable SEC rules and regulations.

II.	COMPOSITION

The Compensation Committee shall be comprised of at least three of the independent directors of the Company, each of whom must meet: (i) the “independence” requirements as defined in the listing standards of the New York Stock Exchange Listed Company Manual; and (ii) any other legal requirements relevant to the proper administration of the Company’s compensation plans and programs, including the requirements under the federal securities laws and the Internal Revenue Code of 1986, as amended. The members of the Compensation Committee shall be appointed annually by the Company’s Board of Directors and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of a member of the Compensation Committee from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from the Compensation Committee. Vacancies occurring on the Compensation Committee, for whatever reason, may be filled by the Board. The Board shall designate one member of the Compensation Committee to serve as the Chairman of the Compensation Committee.

III.	MEETINGS

The Compensation Committee shall meet at least once annually, or more frequently as the Committee determines is appropriate to carry out its responsibilities under this Charter. Such meetings shall be in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. A majority of the members of the Compensation Committee shall constitute a quorum for purposes of holding a meeting, and the Compensation Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Compensation Committee may act by unanimous written consent. The Chairman of the Compensation Committee, in consultation with the other committee members and management, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

IV.	AUTHORITY AND RESPONSIBILITIES

The Compensation Committee’s authority and responsibilities are set forth below.

1.	Review and approve the Company’s corporate goals and objectives with respect to the compensation of the CEO; evaluate the CEO’s performance in light of those goals and objectives that are set forth for the CEO and determine and approve the CEO’s compensation (including annual base salary level, annual cash bonus, long-term incentive compensation awards, perquisites and any special or supplemental benefits) based on such evaluation. In determining the incentive component of the CEO’s compensation, the Compensation Committee may consider the Company’s performance and relative stockholder return, the value of similar incentive awards to comparable officers at comparable companies, the awards given to the CEO in prior years, and any other factors set forth in the Company’s compensation plans.

2.	Review and approve the compensation of all executive officers other than the CEO or, if the Committee deems it advisable, to instead make recommendations to the Board with respect to such compensation (including annual base salary level, annual cash bonus, long-term incentive compensation awards, perquisites and any special or supplemental benefits).

3.	Make such recommendations to the Board with respect to the compensation of all non-employee directors, including Board and committee retainers, meeting fees, equity-based compensation and such other compensation as the Compensation Committee may deem advisable.

4.	Review perquisites or other personal benefits to the executive officers and directors and make any recommendations to the Board with respect to such perquisites or other personal benefits.

5.	Review and approve grants and awards under all incentive-based compensation plans and equity-based plans unless the Compensation Committee deems it advisable for the Board to approve any such grants or awards, in which case the Compensation Committee shall make recommendations to the Board with respect to such grants and awards.

6.	Unless otherwise provided in a plan document or resolution of the Board, the Compensation Committee shall administer the Company’s incentive-based and equity-based compensation plans in accordance with the terms of the plans and take such actions and make such determinations as required or provided for under the plans to the fullest extent permitted under the plans, including the power and authority to grant stock options and other awards under the plans and to authorize the issuance of shares of the Company’s common stock upon exercise of stock options or other awards granted pursuant to the terms of the plans.

7.	Review and approve any new incentive-based, equity-based or other compensation plan or any material changes to such existing plans whether or not subject to stockholder approval. The Compensation Committee shall make recommendations to the Board with respect to the adoption of any new, or the amendment of any existing, incentive-based, equity-based or other compensation plans.

8.	Review and approve any severance or similar termination payments proposed to be made to any current or former executive officer.

9.	Prepare a Compensation Committee Report on executive compensation to be included in the Company’s proxy statement relating to its annual meeting of stockholders and/or annual report on Form 10-K, as may be required by applicable rules and regulations of the SEC.

10.	Review and discuss with management the Company’s CD&A and, based on that review and discussion, make a recommendation to the Board regarding whether to include the CD&A in the Company’s annual proxy statement and/or annual report on Form 10-K, as may be required by rules and regulations of the SEC.

11.	Exercise any of the powers of the Board not specifically delegated hereunder with respect to the compensation of non-officer employees.

12.	Establish and delegate authority to one or more subcommittees consisting of one or more of its members when the Compensation Committee may deem it appropriate to do so in order to carry out its responsibilities hereunder.

13.	Make regular reports to the Board concerning matters within the Compensation Committee’s responsibility hereunder.

14.	Perform an annual performance review and self-evaluation of the Compensation Committee and report the results of such evaluation to the Board or otherwise in accordance with the Company’s policies for committee self-evaluations.

15.	Review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications that the Compensation Committee may deem appropriate. If a revision to the Charter is recommended, such revision shall be presented to the Board after consultation and review with the Company’s counsel.

16.	Perform such other functions as may be assigned to it by the Board from time to time.

In carrying out its responsibilities, the Compensation Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Compensation Committee may consult. The Compensation Committee, in discharging its responsibilities, shall have full access to any relevant records of the Company and shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company to attend a meeting of the Compensation Committee or to meet with any members of or advisors to the Compensation Committee. The Compensation Committee shall also have the authority to engage legal, accounting, or other advisors to provide it with advice and information in connection with carrying out its responsibilities hereunder. The Compensation Committee shall have the sole authority to approve the fees and other retention terms of such advisors.

V.	WEBSITE DISCLOSURE

This Charter shall be posted on the Company’s website.

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